UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2020

QDM International Inc.

(Exact name of registrant as specified in Charter)

Florida	000-27251	59-3564984
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Room 707, Soho T2, Tianshan Plaza

Changning District, Shanghai, China 200051

 (Address of Principal Executive Offices)

+86 (21) 52995776

 (Registrant’s Telephone number)

24/7 Kid Doc, Inc.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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INTRODUCTORY NOTE

On April 8, 2020, 24/7 Kid Doc, Inc., a Florida corporation (“TVMD”) effected a name change by implementing a reorganization of its corporate structure through a merger (the “Merger”). Following the Merger, QDM International Inc., a Florida corporation (“QDM”), became the successor issuer to TVMD. This Current Report on Form 8-K is being filed for the purpose of establishing QDM as the successor issuer to TVMD pursuant to 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to disclose certain related matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of QDM common stock, par value $0.0001 per share (“QDM Common Stock”) are deemed registered under Section 12(g) of the Exchange Act.

The Merger was completed pursuant to Section 607.11045 of the Florida Business Corporation Act, as amended (“FBCA”), which provides for the formation of a holding company without a vote of the shareholders of the constituent corporation.

Item 1.01 Entry into a Material Definitive Agreement.

On March 13, 2020, TVMD entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, QDM, a Florida corporation and a direct, wholly owned subsidiary of TVMD, and QDM Merger Sub, Inc., a Florida corporation and a direct, wholly owned subsidiary of QDM (“Merger Sub”). On April 8, 2020, TVMD filed the Articles of Merger with the State of Florida to effect the Merger as stipulated by the Merger Agreement.

Pursuant to the Merger Agreement, Merger Sub merged with and into TVMD with TVMD being the surviving entity. As a result, the separate corporate existence of Merger Sub ceased and TVMD became a direct, wholly-owned subsidiary of QDM.

Pursuant to the Merger Agreement and as a result of the Merger:

•	All issued and outstanding shares of common stock and Series B Preferred Shares of TVMD were converted into shares of QDM Common Stock and Series B Preferred Shares of QDM, respectively, on a one-for-one basis, with QDM securities having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of TVMD securities being converted. As a result, upon consummation of the Merger, all the stockholders of TVMD immediately prior to the Merger became stockholders of QDM.

•	The Articles of Incorporation and bylaws of QDM immediately after the effective time of the Merger were substantially identical to the Articles of Incorporation and bylaws of TVMD immediately prior to the effective time of the Merger.

•	The Articles of Incorporation of TVMD were amended by the addition of the following new ARTICLE VI:

“Pursuant to Section 607.11045 of the FBCA, any act or transaction by or involving the Corporation which requires for its adoption under the FBCA or these Articles of Incorporation the approval of the shareholders of the Corporation, will also require the approval of the shareholders of QDM International Inc., a Florida corporation, or any successor thereto by merger, by the same vote as is required by the FBCA or these Articles of Incorporation.”

•	The directors and officers of TVMD immediately prior to the effective time of the Merger became the directors and officers of QDM immediately after the effective time of the Merger.

It is intended that the Merger will qualify as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and, as a result, the stockholders of TVMD will not recognize gain or loss for United States federal income tax purposes.

Upon consummation of the Merger, QDM became the successor issuer to TVMD pursuant to 12g-3(a) and as a result shares of QDM Common Stock was deemed to be registered under Section 12(g) of the Exchange Act.

The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

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Item 3.03 Material Modifications to Rights of Security Holders

Upon consummation of the Merger, each share of each class of TVMD securities issued and outstanding immediately prior to the Merger automatically converted into an equivalent corresponding share of QDM securities, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of TVMD securities that was converted.

The information set forth in Item 1.01 and Item 5.03 is hereby incorporated by reference in this Item 3.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors and officers of QDM are the same as the directors and officers of TVMD upon consummation of the Merger.

Name	Age	Positions
Huihe Zheng	39	Chairman of the Board, Chief Executive Officer, and President
Tim Shannon	58	Chief Financial Officer and director
Timothy Miles	55	Director
Huili Shen	37	Secretary and director

Biographical Information

Huihe Zheng has more than twenty years of experience in investment and wealth management. Mr. Zheng has served as Chairman of Shanghai Dingchan Industrial Co., Ltd., which he founded in November 2013, a company primarily engaged in wholesale and distribution of computer equipment and components. Mr. Zheng has served as Chief Executive Officer and Chairman of Shanghai Hewu Investment Management Co., Ltd., an investment company, since he founded the company in January 2016. From 1999 to 2016, Mr. Zheng primarily focused on securities trading in stock markets in China and abroad. Mr. Zheng graduated from University of Southampton in 2019 with a bachelor’s degree in accounting and finance.

Tim Shannon has served as the Chief Financial Officer of the Company since June 2005 and director of the Company since inception. Mr. Shannon served as President and Chief Executive Officer of the Company from November 1998 until March 2020. Mr. Shannon spent six years as a systems engineer and marketing representative with IBM after graduating in 1983 from the University of South Florida’s Engineering College with a degree in Computer Science.  From 1990 to 1994, Mr. Shannon was an investment advisor with Great Western Securities and Hearn Financial Services in Orlando, FL.  In 1995, he co-founded Shannon/Rosenbloom Marketing with Brian Rosenbloom, a former director of Dale Jarrett Racing Adventure, Inc. Mr. Shannon received a bachelor’s degree in computer technology from University of South Florida.

Timothy Miles has been the president and owner of Happiness Now Hypnosis since 2016. From 1999 through 2016, Mr. Miles was the president of Littlepond Enterprises, Inc. Mr. Miles attended the University of California at Davis, but did not receive a degree.

Huili Shen has served as the managing graphic designer at Ctrip Travel Network Technology Co., Ltd., a travel services company, since November 2010. From May 2006 to October 2010, Ms. Shen was an assistant graphic designer at Huiguang Technology Co., Ltd, a software company. Ms. Shen worked as a graphic designer at Haotian Technology Shanghai Co., Ltd., a software company, from September 2003 to April 2006. Ms. Shen graduated from Sanda University with a bachelor’s degree in graphic design.

Item 5.03 Amendments to Articles of Incorporations or Bylaws’ Change in Fiscal Year.

In connection with the consummation of the Merger, TVMD’s Board of Directors approved the QDM’s Articles of Incorporation and adopted the Bylaws of QDM (the “QDM Bylaws”) that are each identical to those of TVMD immediately prior to the consummation of the Merger, except for corporate name, the registered office and agent, the initial board of directors and other provisions as permitted by Section 607.11045 of the FBCA.

The foregoing descriptions of the QDM Articles of Incorporation and the QDM Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the QDM Articles of Incorporation and the QDM Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and each of which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Document
2.1	Plan and Agreement of Merger by and among 24/7 Kid Doc, Inc., QDM International Inc. and QDM Merger Sub, Inc., dated March 13, 2020
3.1	QDM Articles of Incorporation
3.2	QDM Bylaws

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2020	QDM International Inc.
By: /s/ Huihe Zheng Huihe Zheng Chief Executive Officer and President

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